RELATED PARTY TRANSACTIONS (Details) - USD ($) $ in Thousands		Feb. 28, 2019	Feb. 28, 2018
Amounts due from related parties-current	[1]	$ 3,341	$ 3,229
Amounts due from related parties-non-current	[1]	1,747	0
Amounts due to related parties-current	[2]	24,375	8,746
Amounts due to related parties-non-current	[2]	$ 196	$ 271

[1]	The amounts due from related parties represent loans and prepayments to certain investees for service fees.
[2]	The amounts due to related parties include $5,690 and $20,635 investment payable to related parties as of February 28, 2018 and February 28, 2019, respectively; the remaining amounts due to related parties primarily related to advanced service fees received from related parties.